UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2004




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                     1-13245                75-2702753
-----------------------------         ------------         -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                 75039
------------------------------------------------              -----------
   (Address of principal executive offices)                    (Zip Code)


                                 (972) 444-9001
               --------------------------------------------------
               Registrant's telephone number, including area code



                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                 Page

Item 5.   Other Events.......................................      3

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits......................................      3

Signature....................................................      4

Exhibit Index................................................      5

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                        PIONEER NATURAL RESOURCES COMPANY


Item 5.      Other Events

     On July 12, 2004, Pioneer Natural Resources Company issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that it has received and will accept tenders to exchange $526,875,000 in principal amount of three series of its outstanding senior notes for a like principal amount of a new series of 5.875% Senior Notes due 2016 and cash.

Item 7.      Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated July 12, 2004

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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:   July 12, 2004          By:    /s/ Richard P. Dealy
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer

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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.         Description

   99.1 (a)         News Release dated July 12, 2004


-------------
(a) filed herewith

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